                                                                     EXHIBIT 1.1

                               __________ SHARES(1)

                             COMMTOUCH SOFTWARE LTD.

                                 ORDINARY SHARES

                               PURCHASE AGREEMENT

                                                     _____________________, 1999



U.S. BANCORP PIPER JAFFRAY
Prudential Securities Incorporated
Warburg Dillon Read LLC,
  A subsidiary of UBS AG As Representatives of the several
  Underwriters named in Schedule II hereto
c/o U.S. Bancorp Piper Jaffray
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota  55402

Gentlemen:

        CommTouch Software Ltd., a corporation organized under the laws of Israel (the "Company") proposes to sell to the several Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of __________ shares (the "Firm Shares") of the Company's authorized but unissued ordinary shares, nominal value New Israeli Shekels ("NIS") 1.0 per share (herein called "Ordinary Shares"). The Company has also granted to the several Underwriters an option to purchase up to __________ additional shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the "Option Shares"). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the "Securities."

        The Company hereby confirms its agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as Representatives (the "Representatives").

        1. Registration Statement and Prospectus. A registration statement on Form F-1 (File No. 33-___________) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered



--------

    (1) Plus an option to purchase up to ________ additional shares to cover over-allotments.

under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b). Copies of such registration statement(s) and amendments and each related preliminary prospectus have been delivered to you.

        If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus (including a term sheet meeting the requirements of Rule 434 of the Rules and Regulations). If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus (or a term sheet meeting the requirements of Rule 434) pursuant to Rule 424(b) that discloses the information previously omitted from the prospectus in reliance upon Rule 430A. Such registration statement as amended at the time it is or was declared effective by the Commission, and, in the event of any amendment thereto after the effective date and prior to the First Closing Date (as hereinafter defined), such registration statement as so amended (but only from and after the effectiveness of such amendment), including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rules 430A(b) and 434(d) of the Rules and Regulations, is hereinafter called the "Registration Statement." The prospectus included in the Registration Statement at the time it is or was declared effective by the Commission is hereinafter called the "Prospectus," except that if any prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations provided by the Company for use with a prospectus subject to completion within the meaning of Rule 434 in order to meet the requirements of Section 10(a) of the Rules and Regulations) filed by the Company with the Commission pursuant to Rule 424(b) (and Rule 434, if applicable) of the Rules and Regulations or any other such prospectus provided to the Underwriters by the Company for use in connection with the offering of the Securities (whether or not required to be filed by the Company with the Commission pursuant to Rule 424(b) of the Rules and Regulations) differs from the prospectus on file at the time the Registration Statement is or was declared effective by the Commission, the term "Prospectus" shall refer to such differing prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) from and after the time such prospectus is filed with the Commission or transmitted to the Commission for filing pursuant to such Rule 424(b) (and Rule 434, if applicable) or from and after the time it is first provided to the Underwriters by the Company for such use. The term "Preliminary Prospectus" as used herein means any preliminary prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus subject to completion as described in Rule 430A or 434 of the Rules and Regulations.

        2. Representations and Warranties of the Company.

                (a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

                        (i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                        (ii) As of the time the Registration Statement (or any post-effective amendment thereto, including a registration statement (if any) filed pursuant to Rule 462(b) of the Rules and Regulations increasing the size of the offering registered under the Act) is or was declared effective by the Commission, upon the filing or first delivery to the Underwriters of the Prospectus (or any supplement to the Prospectus (including any term sheet meeting the requirements of Rule 434 of the Rules and Regulations)) and at the First Closing Date and Second Closing Date (as hereinafter defined), (A) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof. If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission.

                        (iii) The consolidated financial statements of the Company, together with the notes thereto, set forth in the Registration Statement and the Prospectus comply in all material respects with the requirements of the Act and fairly present the consolidated financial condition of the Company and its consolidated subsidiaries indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with United States generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement or Prospectus. Kost, Forer & Gabbay (a member of Ernst & Young International), which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations. The summary financial and other data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

                        (iv) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

                        (v)Except as contemplated in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any change that had a Material Adverse Effect, or any development involving a prospective Material Adverse Effect.

                        (vi) Except as set forth in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries is subject before or by any court or governmental agency, authority or body, or any arbitrator, which might result in a Material Adverse Effect.

                        (vii) There are no contracts or documents of the Company or any of its subsidiaries that are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so described or filed.

                        (viii) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Company is a party or by which it is bound or to which any of its property is subject, the Company's charter or by-laws, or any order, rule, regulation or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to authorize, issue and sell the Securities as contemplated by this Agreement.

                        (ix) All of the issued and outstanding shares of capital stock of the Company, including the outstanding Ordinary Shares, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws (including, without limitation, applicable Israeli securities laws and the rules and regulations of the Tel Aviv Stock Exchange), were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the holders thereof are not subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Ordinary Shares, conforms to the description thereof in the Registration Statement and Prospectus. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Ordinary Shares pursuant to the Company's charter, by-laws or any agreement or other instrument to which the Company is a party or by which the Company is bound. All of the issued and outstanding shares of capital stock of each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement and the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement and the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus.

                        (x) The Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms hereof, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders, and conforms to the description thereof in the Registration Statement and the Prospectus. No further approval or authority of the shareholders of the Company or the Board of Directors of the Company is required for the sale and issuance of the Securities hereunder.

                        (xi) Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Ordinary Shares or other securities of the Company and no person or entity holds a right to require registration under the Securities Act of shares of capital stock of the Company at any other time, except as disclosed in the Registration Statement and the Prospectus.

                        (xii) The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

                        (xiii) The Company and its subsidiaries have good and marketable title to all property described in the Registration Statement and the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus; the property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

                        (xiv) The Company and each of its subsidiaries owns or possesses all patents, patent applications, trademarks, service marks, tradenames, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets know-how, proprietary techniques, processes and rights ("Intellectual Property") used in the conduct of the business of the Company and its subsidiaries as currently carried on (including products, services and technology contemplated by current research and development projects) and as described in the Registration Statement and the Prospectus. Except as stated in the Registration Statement and the Prospectus, no name which the Company or any of its subsidiaries uses and no other aspect of the business of the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others material to the business or prospects of the Company and neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee. To the knowledge of the Company, its Intellectual Property is not being infringed by any third parties which infringement could reasonably be expected, whether singly or in the aggregate, to have a Material Adverse Effect.



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

                        (xv) Neither the Company nor any of its subsidiaries (i) is in violation of its respective charter, by-laws or other organizational documents (ii) in breach of or otherwise in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other contract, lease or other instrument to which any of them is subject or by which any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor has any event occurred nor condition exist that with the notice and/or the passage of time would give rise to such a breach or default or (iii) is in violation of any law, ordinance, government rule, regulation or court order or decree to which any of them is subject or by which any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except in the case of clauses (ii) and (iii) for such breaches, defaults or violations that individually or in the aggregate would not have a Material Adverse Effect.

                        (xvi) The Company and its subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith.

                        (xvii) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Act to be distributed by the Company.

                        (xviii) The Securities have been duly authorized for quotation on the NASDAQ National Market System, subject to official notice of issuance, and, on the date the Registration Statement became or becomes effective, the Company's Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), became or will become effective.

                        (xix) The Company has no subsidiary or subsidiaries and the Company owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, limited liability company, joint venture association, trust or other entity except for the subsidiaries listed in
Exhibit 21 to the Registration Statement.

                        (xx) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                        (xxi) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                        (xxii) Neither the Company nor any of its affiliates is presently doing business with the government of Cuba or with any person or affiliate located in Cuba.



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

                        (xxiii) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which could have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has violated any applicable safety or similar law applicable to its business nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, the violation of any of which could have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect, and has no reason to believe that such officers will not remain in the employment of the Company during the next twelve months.

                        (xxiv) No transaction has occurred or relationship exists between or among the Company or any of its subsidiaries and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                        (xxv) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks in such amounts as are customary in the business in which they are engaged; and neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

                        (xxvi) There are no affiliations with the National Association of Securities Dealers, Inc. (the "NASD") among the Company's officers, directors or, to the best knowledge of the Company, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement and the Prospectus or otherwise disclosed in writing to the Representatives.

                        (xxvii) Neither the Company nor any of its subsidiaries is an "investment company" nor a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "Investment Company Act").

                        (xxviii) Neither the Company nor any of its subsidiaries or, to the knowledge of the Company, any other person associated with or acting on behalf of the Company or any of its subsidiaries including, without limitation, any director, officer, agent or employee of the Company or any of its subsidiaries has, directly or indirectly, while acting on behalf of the Company or any of its subsidiaries, (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                        (xxix) The Company has reviewed its operations and that of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (defined below). As a result of such review, the Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect, or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

                        (xxx) The Company does not believe that it is, and upon the consummation of the transactions contemplated hereby and the application of the proceeds as described in the Registration Statement and the Prospectus under the caption "Use of Proceeds" does not believe that it will become, a "passive foreign investment company" (herein called a PFIC) as defined in Section 1296 of the Internal Revenue Code of 1986, as amended (herein called the Code).

                        (xxxi) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Ordinary Shares to facilitate the sale or resale of the Stock.

                        (xxxii) The Company has received from the Israel Securities Authority an exemption from the requirement to publish a prospectus in Israel for the offer of the Securities in the manner required by the applicable laws of the State of Israel, which exemption was in full force and effect on the date hereof and which shall be in full force and effect on the date of the Prospectus, on the date that any post-effective amendment to the Registration Statement shall become effective, when any supplement or amendment to the Prospectus is filed with the Commission, and at each Closing Date. It is further understood that no public offering (as defined under the laws of the State of Israel) pursuant to the Prospectus will be made within the State of Israel by the Company.

                        (xxxiii) Each of the Company and its subsidiaries is in material compliance with all conditions and requirements stipulated by the instruments of approval issued by the Investment Center of the Ministry of Industry and Commerce granted entitling it or any of its operations to the status of "approved enterprise" under Israeli law and by Israeli laws and regulations relating to such approved enterprise status except as would not have a Material Adverse Effect. All information supplied by the Company with respect to such applications was true, correct and complete in all material respect when supplied to the appropriate authorities. The Company does not know of any reason or circumstance that would lead to revocation of its status as an "approved enterprise."

                        (xxxiv) Neither the Company nor any of its subsidiaries is in violation of any conditions or requirements stipulated by the instruments of approval granted to any of them by the Office of the Chief Scientist in the Ministry of Industry & Commerce, with respect to any research and development grants given to it by such office, which violation, individually or in the aggregate, would have a Material Adverse Effect.

                        (xxxv) No transfer tax, stamp duty or similar tax is payable by or on behalf of the Underwriters in connection with: (i) the issuance by the Company of the Stock; (ii) the purchase by the Underwriters of the Stock from the Company; (iii) the consummation by the Company of any of its obligations under this Agreement; or (iv) resale of the Stock by the Underwriters in connection with the distribution contemplated hereby.

                (b)Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

        3. Purchase, Sale and Delivery of Securities.

                (a)On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell __________ Firm Shares, and each Selling Stockholder agrees, severally and not jointly, to sell the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule I hereto, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The purchase price for each Firm Share shall be $_____ per share. The obligation of each Underwriter to the Company shall be to purchase from the Company that number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in
Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule I.

                The Firm Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company, as appropriate, at the offices of U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the "First Closing Date." If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the First Closing Date at the offices of U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

                (b)On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the "Second Closing" and "Second Closing Date", respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such

Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

                The Option Shares will be delivered by and the Company, to you for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or other next day funds payable to the order of the Company, as appropriate, at the offices of U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, will be made available for checking and packaging not later than 10:30 a.m., Central time, on the business day next preceding the Second Closing Date at the office of U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

                (c) It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company.

                (d) Notwithstanding anything else in this Agreement, the Underwriters shall not solicit offers to purchase Securities in Israel from more than 35 solicitees in the aggregate and will obtain confirmation from such solicitees that they are purchasing such Securities for investment purposes only and not with a view toward distribution or sale. On or before the date two days after the Closing Date, provide that such date is not more than six days after the date of this Agreement, the Underwriters shall furnish the Company, its counsel and the Securities Authority of the State of Israel (the "ISA") with a list of such solicitees, if any (including their name and addresses), so as to enable the Company to comply with the terms of the exemption issued by the ISA.

        4. Covenants

                (a) The Company covenants and agrees with the several Underwriters as follows:

                        (i)If the Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Registration Statement or any post-effective amendment to the Registration Statement has become effective or any supplement to the Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus (or term sheet within the meaning of Rule 434 of the Rules and Regulations) containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b), 430A and 434, if applicable, of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file a registration statement with respect to such increase with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b); the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will not file any amendment or supplement to the Registration Statement or Prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                        (ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission the ISA, the Tel Aviv Stock Exchange, or any Israeli or other foreign regulatory body of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to (i) prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued and (ii) maintain in effect the exemption granted by the ISA and, if such exemption shall at any time not be effective, to obtain the reinstatement thereof at the earliest possible moment.

                        (iii) Within the time during which a prospectus (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) relating to the Securities is required to be delivered under the Act, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which in the opinion of counsel for the Company or of counsel for the Underwriters the Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is in the opinion of counsel for the Company of counsel for the Underwriters necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company will promptly notify you and will forthwith amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                        (iv) The Company will use its best efforts to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Securities.

                        (v) The Company will furnish to the Underwriters copies of the Registration Statement (three of which will be signed and will include all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements (including any term sheet within the meaning of Rule 434 of the Rules and Regulations) to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request. Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

                        (vi) During a period of five years commencing with the date hereof, the Company will (i) submit to the Commission quarterly reports, which will include unaudited quarterly consolidated financial information, on Form 6-K for the first three quarters of each fiscal year, and file its annual report on Form 20-F within the time period prescribed under Section 13 of the Exchange Act for the filing by domestic issuers of quarterly reports on Form 10-Q and annual reports on Form 10-K, respectively and (ii) furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to shareholders of the Company and of all information, documents and reports filed with the Commission (including the Report on Form SR required by Rule 463 of the Commission under the Securities Act), the Nasdaq National Market, the NASD, the ISA or the Tel Aviv Stock Exchange. Reports to the ISA or the Tel Aviv Stock Exchange may be furnished to you and to any such Underwriter in Hebrew if such reports are not available in English.

                        (vii) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

                        (viii) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 9(a) hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company's accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters' counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Prospectus, and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda, (C) all filing fees and fees and disbursements of the Underwriters' counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate in accordance with
Section 4(d) hereof, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees incident to any required review by the NASD of the terms of the sale of the Securities, (F) listing fees, if any, and (G) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the sale of the Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 9(a) hereof which prevents this Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its or their part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Company shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

                        (ix) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

                        (x) The Company will not, without your prior written consent, for a period of 180 days after the commencement of the public offering of the Securities by the Underwriters (the "Lock-Up Period") offer for sale, sell, contract to sell, grant any option for the sale of or otherwise issue or dispose of any Ordinary Shares or any securities convertible into or exchangeable for, or any options or rights to purchase or acquire, Common Stock, except to the Underwriters pursuant to this Agreement and except for the issuance of options pursuant to the Company's __________ Plan (provided that no such options shall vest and become exercisable prior to the expiration of the Lock-Up Period) __________ Employee Stock Purchase Plan and pursuant to the exercise of stock options or warrants outstanding on the date hereof. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period.

                        (xi) The Company either has caused to be delivered to you or will cause to be delivered to you prior to the effective date of the Registration Statement a letter (the "Lock-Up Agreement") from each of the Company's directors, officers and other shareholders and each holder of securities convertible into or exercisable for shares of the Company's capital stock stating that such person agrees that, from the date of execution of this Agreement and continuing to and including the date 180 days after the date of the Prospectus, he or she will not publicly or privately announce any intention to, will not allow any affiliate or subsidiary, if applicable, to, and will not itself, without the prior written consent of U.S. Bancorp Piper Jaffray on behalf of the Underwriters, (i) offer, pledge, sell, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Ordinary Shares or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares (whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise), in each case, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) or otherwise controlled by the shareholder on the date of the Lock-Up Agreement or thereafter acquired; provided, however, that, if the shareholder is an individual, the shareholder may, without the prior written consent of U.S. Bancorp Piper Jaffray on behalf of the Underwriters, transfer Ordinary Shares or any securities convertible into, or exercisable or exchangeable for, Ordinary Shares either during his or her lifetime or, on death, by will or intestacy to members of the shareholder's immediate family or to trusts exclusively for the benefit of members of the shareholder's immediate family or in connection with bona fide gifts, provided that, prior to any such transfer, such transferee executes an agreement, satisfactory to U.S. Bancorp Piper Jaffray, pursuant to which such transferee agrees to receive and hold such shares subject to the provisions of the Lock-Up Agreement and that there shall be no further transfer except in accordance with the provisions of the Lock-Up Agreement. For purposes of this paragraph, "immediate family" shall mean the shareholder's spouse, lineal descendant, father, mother, brother or sister.

                        (xii) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

                        (xiii) The Company will not incur any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                        (xiv) The Company will inform the Florida Department of Banking and Finance at any time prior to the consummation of the distribution of the Securities by the Underwriters if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba. Such information will be provided within 90 days after the commencement thereof or after a change occurs with respect to previously reported information.

                        (xv) The Company will use its best efforts to ensure that it will not become a PFIC to the extent consistent with its other business objectives. If it believes it is a PFIC, the Company will promptly notify each U.S. holder of the Ordinary Shares (the "U.S. Holders") in order to enable U.S. Holders to consider whether to make a QEF election or a mark to market election. The Company will further comply with the applicable information reporting requirements for U.S. Holders to make such elections.

                        (xvi) The Company is familiar with the Investment Company Act and will conduct its affairs in such a manner to ensure that the Company was not and will not be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

                        (xvii) To the extent that, and for as long as, the laws of Israel or any other foreign jurisdiction require any permit for approval by, or exemption of any local authority of the transactions contemplated hereby to be legally permitted and to remain effective, the Company will obtain and maintain each such permit, approval or exemption valid and in full force and effect.

                        (xviii) In any suit (whether in a court in the United States or any other jurisdiction) seeking enforcement of this Agreement, or provisions of this Agreement, (i) no defense (other than a procedural defense) given or allowed by the laws of any other state or country shall be interposed in any suit, action or proceeding hereon unless such defense is also given or allowed by the laws of the State of California or of the United States, (ii) if the plaintiffs therein seek a judgment in United States dollars, the Company will not interpose any defense or objection to or otherwise oppose judgment, if any, being awarded in such currency, and (iii) if the plaintiffs therein seek to have any judgment (or any aspect thereof) awarded in foreign currency linked, for the period from entry of such judgment until actual payment thereof in full has been made, to the changes in the foreign currency-United States dollar exchange rate, the Company will not interpose any defense or objection to or otherwise oppose inclusion of such linkage in any such judgment. The Company agrees that it will not initiate or seek to initiate any action, suit or proceeding, in Israel or in any other jurisdiction other than the United States, seeking damages or for the purpose of obtaining any injunction or declaratory judgment against the enforcement of or a declaratory judgment concerning any alleged breach by the Company of or other claim by you in respect of, this Agreement or any of your rights under this Agreement, including without limitation any action, suit or proceeding challenging the enforceability of or seeking to invalidate in any respect the submission by the Company hereunder to the jurisdiction of federal or California State courts or the designation of the laws of the State of California as the law applicable to this Agreement.

                        (xix) If any payment of any sum due under this Agreement from the Company is made to or received by the Underwriters or any controlling person of any Underwriter in a currency other than freely transferable United States dollars, whether by judicial judgment or otherwise, the obligations of the Company under this Agreement shall be discharged only to the extent of the net amount of freely transferable

United States dollars that the Underwriters or such controlling persons, as the case may be, in accordance with normal bank procedures, are able to lawfully purchase with such amount of such other currency. To the extent that the Underwriters or such controlling persons are not able to purchase sufficient United States dollars with such amount of such other currency to discharge the obligations of the Company to the Underwriters or such controlling persons, as the case may be, shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate obligation and shall not be affected by payment or of judgment being obtained for any other sums due under or in respect of this Agreement.

                        (xx) The Company will use its best efforts to effect and maintain the quotation of the Ordinary Shares on the Nasdaq National Market.

        5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                (a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as you, as Representatives of the several Underwriters, shall approve and all filings required by Rules 424, 430A and 434 of the Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or any amendment thereof shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

                (b) The legality and sufficiency of the sale of the Securities hereunder and the validity and form of the certificates representing the Stock, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the Closing Date by Wilson Sonsini Goodrich & Rosati, Professional Corporation, U.S. counsel for the Underwriters, and Yigal Arnon & Co., Israeli counsel for the Underwriters.

                (c) No Underwriter shall have advised the Company that the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

                (d) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding Ordinary Shares due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any material adverse change or any development involving a prospective material adverse change (whether or not arising in the ordinary course of business), in the general affairs, condition (financial or otherwise), business, key personnel, property, prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Registration Statement or the Prospectus.

                (e) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of McCutchen, Doyle, Brown & Emerson LLP, U.S. counsel for the Company, dated such Closing Date and addressed to you, covering the matters set forth in Schedule II hereto.

        In rendering such opinion such counsel may rely (i) as to matters of law other than California and federal law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Company and its subsidiaries provided that the extent of such reliance is specified in such opinion.

                (f) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Naschitz, Brandes & Co, Israeli counsel for the Company, dated such Closing Date and addressed to you, covering the matters set forth in Schedule III hereto

        In rendering such opinion such counsel may rely (i) as to matters of law other than Israeli law, upon the opinion or opinions of local counsel provided that the extent of such reliance is specified in such opinion and that such counsel shall state that such opinion or opinions of local counsel are satisfactory to them and that they believe they and you are justified in relying thereon and (ii) as to matters of fact, to the extent such counsel deems reasonable upon certificates of officers of the Company and its subsidiaries provided that the extent of such reliance is specified in such opinion.

                (g) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Wilson Sonsini Goodrich & Rosati, Professional Corporation, U.S. counsel for the several Underwriters, and Yigal Arnon & Co., Israeli counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the validity of the Securities, the Registration Statement, the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                (h) On each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of Kost, Forer & Gabbay (a member of Ernst & Young International), dated such Closing Date and addressed to you:

                        (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission,

                        (ii) stating that, in their opinion, the audited consolidated financial statements and schedules examined by them and included in the Registratio Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations,

                        (iii) stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter,

                        (iv) stating that, at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company or any decrease in net current assets or shareholders' equity of the Company in each case compared with amounts shown on the December 31, 1998 audited consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1998 to such specified date there were any decreases, as compared with the comparable period of the prior fiscal quarter, in total sales of services and license fees, income before taxes or total or per share amounts of net income of the Company, except in all instances for changes, decreases or increases set forth in such letter,

                        (v) stating that they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentaged and financial information that are derived from the general accounting records of the Company and are included in the Registration Statement and the Prospectus, including the amounts, percentages and financial information included under the captions "Summary Consolidated Financial and Operating Data," "Capitalization," "Selected Consolidated Financial and Operating Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

                (i) On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

                        (i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                        (ii) No stop order or other order suspending the effectiveness of the Registration Statement or any amendment thereof or the qualification of the Securities for offering or sale has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

                        (iii) The signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), and (A) such documents contain all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (C) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any of its subsidiaries, or any Material Adverse Effect or any development involving a prospective Material Adverse Effect, and (D) except as stated in the Registration Statement and the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court or governmental agency, authority or body, or any arbitrator, which might result in any Material Adverse Effect.

                (j) Subsequent to the execution of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in subparagraph (h) of this
Section 5 or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto);

                (k) At the execution of this Agreement, the Company shall have furnished to the Representatives a letter from each director, executive officer, shareholder and holder of securities convertible or exercisable for shares of capital stock of the Company an executed copy of the Lock-Up Agreement addressed to the Representatives;

                (l) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for quotation on the Nasdaq National Market, subject to official notice of issuance; and

                (m) The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

                All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

        6. Indemnification and Contribution.

                (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rules 430A and 434(d) of the Rules and Regulations, if applicable, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof.

                In addition to their other obligations under this Section 6(a), the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 6(a), they will reimburse each Underwriter on a monthly basis for all reasonable legal fees or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriter that received such payment shall promptly return it to the party or parties that made such payment, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by ____________________ (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Company or the Selling Stockholders may otherwise have.

                (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto (including any term sheet within the meaning of Rule 434 of the Rules and Regulations), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

                (c)Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representatives, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representatives shall have the right to employ a single counsel to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred (in accordance with the provisions of the second paragraph in subsection (a) above). An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing.

                (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                (e)The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

        7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters and the Company contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

        8. Substitution of Underwriters.

                (a)If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule II hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

                (b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule II hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination the Company shall not be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company (except to the extent provided in Section 6 hereof).

                If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, Prospectus and any other documents, as well as any other arrangements, may be effected. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 8.

        9. Effective Date of this Agreement and Termination.

                (a) This Agreement shall become effective at 10:00 a.m., Central time, on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective time of the Registration Statement as you in your discretion shall first release the Securities for sale to the public; provided, that if the Registration Statement is effective at the time this Agreement is executed, this Agreement shall become effective at such time as you in your discretion shall first release the Securities for sale to the public. For the purpose of this Section, the Securities shall be deemed to have been released for sale to the public upon release by you of the publication of a newspaper advertisement relating thereto or upon release by you of telexes offering the Securities for sale to securities dealers, whichever shall first occur. By giving notice as hereinafter specified before the time this Agreement becomes effective, you, as Representatives of the several Underwriters, or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the provisions of Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

                (b) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters' obligations hereunder is not fulfilled, (iii) trading on the New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) there has occurred any material adverse change in the financial markets in the United States or an outbreak of major hostilities (or an escalation thereof) in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Agreement that, in your judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii), Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

                (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section, the Company and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified promptly by you by telephone or telegram, confirmed by letter. If the Company elects to prevent this Agreement from becoming effective, you and an Attorney-in-Fact, on behalf of the Selling Stockholders, shall be notified by the Company by telephone or telegram, confirmed by letter.

        10. Default by the Company. If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

        No action taken pursuant to this Section shall relieve the Company so defaulting from liability, if any, in respect of such default.

        11. Information Furnished by Underwriters. The statements set forth in the last paragraph of the cover page and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitute the written information furnished by or on behalf of the Underwriters referred to in Section 2 and
Section 6 hereof.

        12. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to the Representatives c/o U.S. Bancorp Piper Jaffray, Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters' Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be mailed, telegraphed or delivered to it at ____________________ Attention: _______________; or in each case to such other address as the person to be notified may have requested in writing. All notices given by telegram shall be promptly confirmed by letter. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

        13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

        14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.



                            [Signature Page Follows]

        Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholders and the several Underwriters in accordance with its terms.

                                            Very truly yours,

                                            **[Name of Issuer]


                                            By__________________________________
                                                        **[Title]

Confirmed as of the date first above mentioned, on behalf of themselves and the other several Underwriters named in Schedule II hereto.

U.S. BANCORP PIPER JAFFRAY


By________________________________
        Managing Director


Prudential Securities Incorporated


By________________________________
        Managing Director

Warburg Dillon Read LLC,
  A subsidiary of UBS AG


By________________________________
        Managing Director

                                   SCHEDULE I



Underwriter                                            Number of Firm Shares (1)
-----------                                            -------------------------
















                                                            -----------
Total.............................................
                                                            ===========

(1) The Underwriters may purchase up to an additional __________ Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

                                   SCHEDULE II

                     MATTERS TO BE COVERED IN THE OPINION OF
                     MCCUTCHEN, DOYLE, BROWN & ENERSEN, LLP
                          U.S. COUNSEL FOR THE COMPANY


                  (i) CommTouch Software Inc. ("CommTouch Inc.") is a corporation duly organized, validly existing and in good standing under the laws of the State of California. Each of the Company and its subsidiaries are duly qualified to transact business and are in good standing as a foreign corporation in each state of the United States where the character of their activities requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect. CommTouch Inc. has all has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement and the Prospectus.

                  (ii) All of the issued and outstanding shares of capital stock of CommTouch Inc. are duly authorized, validly issued, fully paid and nonassessable, and are owned of record beneficially by the Company. There are no outstanding securities of CommTouch Inc. convertible into or evidencing the right to purchase or subscribe for any shares of capital stock of CommTouch Inc., there are no outstanding or authorized options, warrants, rights or any other agreements of any character obligating CommTouch Inc. to issue and shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock.

                  (iii) The Registration Statement has become effective under the Securities Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), or if the Rule 434 Term Sheet was used, the required filing has been made in the manner and within the time period required by Rule 434; and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus is in effect and no proceedings for that purpose have been instituted or are pending or, to such counsel's knowledge, are contemplated by the Commission;

                  (iv) The Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and with the Rules and Regulations;

                  (v) The registration of the Company's Ordinary Shares under
         Section 12(g) of the Exchange Act has become effective;

                  (vi) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act;

                  (vii) Neither the issue and sale by the Company of theSecurities sold by the Company as contemplated by this Agreement nor the execution of this Agreement by the Company nor the consummation of any other transactions contemplated by this Agreement will (with or without the passage of time and/or notice) conflict with, or result in a breach or violation of or constitute a default under (A) the Articles of Incorporation or bylaws of CommTouch, Inc., (B) any agreement or instrument filed as an exhibit to the Registration Statement, or known to such counsel and made available to such Counsel in English, to which the Company or any of such subsidiaries is a party or by which it is bound, (C) any applicable United States federal or state law or regulation, or (D) so far as is known to such counsel, any order, writ, injunction or decree, of any jurisdiction, court or governmental instrumentality applicable to the Company or any of its subsidiaries;

                  (viii) The information required to be set forth in the Registration Statement in answer to Item 10 (insofar as it relates to such counsel) of Form F-1 is to the best of such counsel's knowledge accurately and adequately set forth therein in all material respects or no response is required with respect to such Item, and the description of the Option Plans and the options granted and which may be granted thereunder set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to said plans and options to the extent required by the Securities Act and the Rules and Regulations;

                  (ix) Such counsel does not know of any franchises, contracts, leases or other documents which in the opinion of such counsel are of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not described, referred to and filed as required;

                  (x) To such counsel's knowledge, there is no pending or threatened action, suit, investigation or proceeding before andy court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or any of their property or assets of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and the statements in the Prospectus under the heading "Shares Eligible for Future Sale" are correct in all material respects;

                  (xi) No consent, approval, waiver, license, authorization, order or other action by or filing with any United States federal or state court or governmental agency, body or authority is required in connection with the execution and delivery by the Company of the this Agreement or for the issue and sale of the Securities by the Company or the consummation of any others transactions contemplated by this Agreement, except for filings and other actions required pursuant to the Securities Act and/or the Exchange Act, as amended, and the Rules and Regulations, required by the NASD and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (xii) To such counsel's knowledge, the Company meets the test to qualify as a "foreign private issuer" set forth in Rule 405, and, as no other form is authorized or prescribed for use by the Company, the Company meets all the conditions necessary for the use of Form F-1;

                  (xiii) The statements made the Prospectus under the caption "U.S. Federal Income Taxes," to the extent that they constitute matters of law or legal conclusions, have been reviewed by us and fairly reflect the status of such provisions purported to be summarized and are correct in all material aspects;

                  (xiv) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered to any other registration statement filed by the Company under the Securities Act;

                  (xv) The description of the Option Plans and options granted and which may be granted thereunder and the options granted otherwise than under such plans set forth in the Prospectus accurately and fairly presents the information with respect to such plans and options;

                  (xvi) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries (A) is in violation of its Memorandum or Articles of Association, or other governing documents,
         (B) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement of other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (C) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (B) and
         (C) for such violations or failures that, individually or in the aggregate, would not have a Material Adverse Effect;

                  (xvii) This Agreement has been duly authorized, executed, delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity) and all corporate authorizations and consents necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been given;

                  (xviii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries own any real property except as otherwise described in the Prospectus; and all real property and buildings held under lease by CommTouch Software, Inc.and the Company's U.S.subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (xix) To the best knowledge of such counsel, there are no material contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents which are not described or referred to in or filed with the Registration Statement and the Prospectuses; the statements in the Registration Statement and the Prospectus, insofar as such statements refer to material contracts, indentures, mortgages, loan agreements, notes, leases, plans pertaining to option arrangements, employment agreements and other agreements, arrangements or instruments to which the Company is a party, are accurate and adequate in all material respects;

                  (xx) To the best knowledge of such counsel, there is no litigation, action, suit or governmental proceeding or investigation pending, threatened or contemplated to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject or that seeks to restrain, enjoin or prevent the execution and delivery of this Agreement, or the consummation of the transactions contemplated thereby, or that questions the legality or validity of any such transaction or that seeks to recover damages or obtain other relief in connection with any such transactions, or which would could be reasonably be expected to have a Material Adverse Effect, if determined adversely to the Company or its subsidiaries;

                  (xxi) The Company has duly and irrevocably appointed ____________, Inc., a corporation organized under the laws of the State of California, as its agent to receive service of process in any section against it in any federal or state court sitting in the county of San Francisco, California arising out of or in connection with the offering; and

                  (xxii) The Ordinary Shares have been duly approved for inclusion on The Nasdaq National Market, subject to the consummation of the transactions contemplated by this Agreement and to official notice of issuance.

         In addition to the matters set forth above, counsel rendering the foregoing opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that leads them to believe that the Registration Statement (except as to the financial statements and schedules and other financial data contained or incorporated by reference therein, as to which such counsel need not express any opinion or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or financial statements and schedules and other financial data contained or incorporated by reference therein, as to which such counsel need not express any opinion or belief) as of its date or at the Closing Date (or any later date on which Option Stock is purchased), contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Counsel rendering the foregoing opinion may also rely as to questions of law not involving the laws of the United Stated or of the State of California, upon opinions of local counsel satisfactory in form and scope to counsel for the Underwriters. Copies of any opinions so relied upon shall be delivered to the Representatives and to counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to relay upon the opinions of such local counsel.

                                  SCHEDULE III

         MATTERS TO BE COVERED IN THE OPINION OF NASCHITZ BRANDES & CO.,
          ISRAELI COUNSEL FOR THE COMPANY AND ITS ISRAELI SUBSIDIARIES


                  (i) Each of the Company and its Israeli subsidiaries (the "Israeli Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of Israel, is duly qualified to do business as a foreign corporation in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such qualification, except where any failure to so qualify or be in good standing, individually or in the aggregate, would not have a Material Adverse Effect, and has full corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement;

                  (ii) All the issued and outstanding capital stock of each of the Israeli Subsidiaries of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and is owned of record by the Company free and clear of all liens, encumbrances and security interests. To the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue other rights to convert any obligations into shares of capital stock or ownership interests in such subsidiaries are outstanding, except as otherwise described in the Prospectus;

                  (iii) The authorized capital stock of the Company consists of _________ Ordinary Shares, nominal value NIS 1.0 per share, of which there are outstanding ____________ shares (including, upon the issuance and delivery thereof and payment therefor, the Securities); the capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock" ; proper corporate proceedings have been taken to validly authorize such authorized capital stock; all of the outstanding shares of such capital stock (including the Securities) have been duly and validly issued and are fully paid and nonassessable; and no preemptive rights of, or rights of refusal in favor of, shareholders exist with respect to the Securities, or the issue and sale thereof, pursuant to the Memorandum or Articles of Association and other governing documents of the Company and, to the knowledge of such counsel, there are no contractual preemptive rights that have not been waived, rights of first refusal or rights of co-sale which exist with respect to the issue and sale of the Securities, except as otherwise described in the Prospectus;

                  (iv) The Securities to be issued and old by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement and Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any Ordinary Shares pursuant to the Company's charter, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound.

                  (v) The information in the Registration Statement in the Prospectus with respect to interest of named experts and counsel (insofar as they relate to such counsel) are to the best of such counsel's knowledge accurately and adequately set forth in all material respects or there is no such information required with respect to such counsel;

                  (vi) The description of the Option Plans and options granted and which may be granted thereunder and the options granted otherwise than under such plans set forth in the Prospectus accurately and fairly presents the information with respect to such plans and options;

                  (vii) Neither the execution and delivery of this Agreement, the issue and sale by the Company of the shares of Stock sold by the Company as contemplated by this Agreement nor the consummation of any other transactions contemplated by this Agreement will (with or without notice and/or the passageof time) conflict with, result in a violation of, constitute a default under or result in a breach of (A) the Articles of Association or other governing documents of the Company or any of its Israeli subsidiaries, (B) any agreement, indenture or instrument known to such counsel to which the Company or any of such subsidiaries is a party or by which it is bound or to which any of their properties is subject, (C) any applicable law, rule, regulation, administrative regulation or decree or (D) so far as is known to such counsel, any order, writ, injunction or decree, or any jurisdiction, court or governmental instrumentality;

                  (viii) To the best of such counsel's knowledge, the Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect.

                  (ix) To the best of such counsel's knowledge, all holders of securities of the Company having rights to the registration of Ordinary Shares, or other securities, because of the filling of the Registration Statement by the Company have waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement; to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the

         Registration Statement except as described in the Registration Statement; to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Ordinary Shares as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Ordinary Shares or other securities of the Company, except as otherwise described in the Prospectus;

                  (x) No consent, approval, authorization, exemption or order of any court or Israeli governmental agency or body or to the best of our knowledge, any financial institution, is required for the issuance and sale of the Stock as contemplated by this Agreement and the consummation of the other transactions contemplated in this Agreement, except such as have been obtained in connection with the purchase and distribution of the Securities by the Underwriters or such consents, approvals, authorizations, exemptions or orders, the lack of which will not have a Material Adverse Effect; to the best knowledge of such counsel, no proceedings to rescind or modify such consents, approvals, authorizations, exemptions or orders have been instituted and are pending or contemplated by any Israeli authority; a draft prospectus has been filed with the ISA and an exemption, permitting the publication of the Prospectus in connection with the offering contemplated by the Registration Statement without a permit from the ISA, has been granted;

                  (xi) The Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission.

                  (xii) Upon issuance and delivery of the Ordinary Shares being sold by the Company against payment therefor pursuant to this Agreement, the Underwriters will in each case acquire good and valid title to such Ordinary Shares in each case (so far as it depends on the Company) free and clear of all liens, encumbrances, equities, preemptive rights and other claims arising through the Company; the Ordinary Shares conform in all material respects to the description thereof contained in the Prospectus; no further approval or authority of the shareholders or the Board of Directors of the Company is required for the issuance and sale of the Ordinary Shares;

                  (xiii) To the best of such counsel's knowledge, neither the Company nor any Israeli Subsidiary (i) is in violation of its Memorandum or Articles of Association, or other governing documents,
         (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement of other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii) for such violations or failures that, individually or in the aggregate, would not have a Material Adverse Effect;

                  (xiv) The Company has full power and authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company enforceable in accordance with its terms (except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity) and all corporate authorizations and consents necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been given;

                  (xv) The Company has all requisite corporate power and authority to issue, sell and deliver the Ordinary Shares being issued and sold by it in accordance with and upon the terms and conditions set forth in this Agreement; all corporate action required to be taken by the Company for the due and proper authorization, issuance, sale and deposit of the Ordinary Shares, and the offering, sale and delivery of the Ordinary Shares, has been validly and sufficiently taken; the filing of the Registration Statement and the Prospectus with the Commission and to the extent required, with the appropriate Israeli authorities, has been duly authorized by and on behalf of the Company and has been duly executed in accordance with Israeli law;

                  (xvi) To the best of such counsel's knowledge, neither the Company nor any of the Israeli Subsidiaries own any real property except as otherwise described in the Prospectus; and all real property and buildings held under lease by the Company and the Israeli Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Israeli Subsidiaries.

                  (xvii) To the best knowledge of such counsel, there are no material contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents which are not described or referred to in or filed with the Registration Statement and the Prospectuses; the statements in the Registration Statement and the Prospectus, insofar as such statements refer to the Company's Memorandum or Articles of Association or other governing documents or to material contracts, indentures, mortgages, loan agreements, notes, leases, plans pertaining to option arrangements, employment agreements and other agreements, arrangements or instruments to which the Company is a party, are accurate and adequate in all material respects thereunder insofar as such statements refer to statements of Israeli law or legal conclusions;

                  (xviii) To the best knowledge of such counsel, there is no litigation, action, suit or governmental proceeding or investigation pending, threatened or contemplated to which the Company or any of the Israeli Subsidiaries is a party or to which any property of the Company or any of the Israeli Subsidiaries is subject or that seeks to restrain, enjoin or prevent the execution and delivery of this Agreement, or the consummation of the transactions contemplated thereby, or that questions the legality or validity of any such transaction or that seeks to recover damages or obtain other relief in connection with any such transactions, or which would could be reasonably be expected to have a Material Adverse Effect, if determined adversely to the Company;

                  (xix) The certificates for the Stock to be sold by the Company and delivered on the Closing Date, are in due and proper form under Israeli law;

                  (xx) The information required to be set forth in the Registration Statement in response to Item 10 of Form F-1, insofar as it relates to such counsel, is, to such counsel's knowledge, accurately and adequately set forth therein in all material respects, or no reponse is required with respect to such Item;

                  (xxi) The statements set forth in the Prospectuses describing Israeli statutes and regulations and the statements in the Registration Statement and the Prospectuses with respect to matters of Israeli law, including the statements describing Israeli law under the captions [CONFORM THE FOLLOWING LIST] "Risk Factors--Risks Related to Location in Israel," "Dividend Policy," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Income Taxes; Effective Corporate Tax Rate," "Management," "Description of Ordinary Shares," "Israeli Taxation, Foreign Exchange Regulation and Investment Programs," "Conditions in Israel" and "Indemnification of Directors and Officers" are insofar as they describe Israeli statutes, rules, or legal conclusions and insofar as they describe the contents of certain provisions of the Company's Memorandum of Association, Articles of Association or other organizational documents, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (xxii) The Registration Statement and its filing with the Commission, and the Prospectus and its filing with the appropriate Israeli authorities, have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization, by and on behalf of the Company;

                  (xxiii) No Israeli stamp or other issuance or transfer taxes or duties and capital gains, income withholding or other taxes are payable by or on behalf of the Underwriters to any Israeli taxing authority in connection with: (a) the issuance of the Stock; (b) the sale and delivery by the Company of the Stock in the manner contemplated in the Agreement; or

         (c) the sale and delivery outside of Israel by the Underwriters to the initial purchasers thereof in the manner contemplated by the Agreement;

                  (xxiv) To the best knowledge of such counsel, there is no tax deficiency that has been asserted against the Company or the Israeli subsidiaries that could, if adversely determined, have a Material Adverse Effect;

                  (xxv) To the best of such counsel's knowledge, neither the Company nor any Israeli Subsidiary is in violation of any condition or requirement stipulated by (i) the instruments of approval granted to any of them by any Israeli authority with respect to the "approved enterprise" status of any of its facilities or (ii) Israeli laws and regulations relating to such approved enterprise status, which violation, individually or in the aggregate, could have a Material Adverse Effect; to the best of such counsel's knowledge, neither the Company nor the Israeli Subsidiaries has received any notice of proceeding relating to revocation or modification of the approved enterprise status of any of its facilities which notice is currently in effect;

                  (xxvi) The Company has duly and irrevocably appointed ____________, Inc., a corporation organized under the laws of the State of California, as its agent to receive service of process in any section against it in any federal or state court sitting in the county of San Francisco, California arising out of or in connection with the offering;

                  (xxvii) To the best of such counsel's knowledge, neither the Company nor any Israeli Subsidiary is in violation of any conditions or requirements stipulated by the instruments of approval granted to any of them by the Office of the Chief Scientist in the Ministry of Industry & Trade, with respect to any research and development grants given to it by such office, which violation, individually or in the aggregate, could have a Material Adverse Effect;

                  (xxviii) Under the laws of Israel, the submission by the Company to the jurisdiction of any federal or state court sitting in the county of San Francisco and the designation of the law of the state of California to apply to this Agreement is binding upon the Company and, if properly brought to the attention of the court or administrative body in accordance with the laws of Israel, would be enforceable in any judicial or administrative proceeding in Israel; and

                  (xxix) Such counsel does not know of any material franchises, contracts, leases, documents or legal or governmental proceedings, pending or threatened, which are not described or referred to in or filed with the Registration Statement of the Prospectus;

                  (xxx) Subject to certain time limitations, Israeli courts are empowered to enforce foreign (including United States) final executory judgments for liquidated amounts in civil matters, obtained after completion of due process before a court of competent jurisdiction which recognizes and enforces similar Israeli judgments, provided such judgments or the enforcement thereof are not contrary to Israeli law, public policy, security or the sovereignty of the State of Israel; the enforcements of judgments is conditioned upon (a) adequate service of process being effected and the defendant having had reasonably opportunity to be heard, (b) such judgment having been obtained before a court of competent jurisdiction according to the rules of private international law prevailing in Israel (c) such judgment not being in conflict with any other valid judgment in the same matter between the same parties, (d) such judgment not having been obtained by fraudulent means and (e) an action between the same parties in the same matter is not pending in any Israeli court at the time the lawsuit is instituted in the foreign court.


         In addition to the matters set forth above, counsel rendering the foregoing opinion shall also provide a statement to the effect that nothing has come to the attention of such counsel that leads them to believe that the Registration Statement (except as to the financial statements and schedules and other financial data contained or incorporated by reference therein, as to which such counsel need not express an opinion or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements and scheduled and other financial data contained or incorporated by reference therein, as to which such counsel need not express any opinion or belief) as of its date or at the Closing Date (or any later date on which Option Stock is purchased, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Counsel rendering the foregoing opinion may also rely as to questions of law not involving the laws of the State of Israel, upon opinions of local counsel satisfactory in form and scope to counsel for the Underwriters. Copies of any opinions so relied upon shall be delivered to the Representatives and to Counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to rely upon the opinions of such local counsel.